                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Mark Andrews
                                        -------------------------
                                            MARK ANDREWS

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Larry D. Brady
                                        -------------------------
                                            LARRY D. BRADY

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Robert J. Darnall
                                        -------------------------
                                            ROBERT J. DARNALL

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Mary R. (Nina) Henderson
                                        ------------------------------
                                            MARY R. (NINA) HENDERSON

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Roger B. Porter
                                        -------------------------
                                            ROGER B. PORTER

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Paul T. Stecko
                                        -------------------------
                                            PAUL T. STECKO

                               PACTIV CORPORATION

                               POWER OF ATTORNEY

     The undersigned does hereby appoint Richard L. Wambold and James V. Faulkner, Jr., and each of them, severally, as his true and lawful attorneys, or attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2000, any and all amendments to said Annual Report on Form 10-K, and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of March 2001.

                                        /s/ Richard L. Wambold
                                        -------------------------
                                            RICHARD L. WAMBOLD